SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange
Act Of 1934

Date of Report (Date of Earliest Event Reported) January 28, 2004

_________________

FOUNDRY NETWORKS, INC.

(Exact name of registrant as specified in its charter)

000-26689
(Commission File Number)

Delaware	77-0431154
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

2100 Gold Street
P.O. Box 649100
San Jose, CA 95164-9100
(Address of principal executive offices, with zip code)

(408) 586-1700
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	Press Release of Foundry Networks, Inc. dated January 28, 2004.

Item 12. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 28, 2004, Foundry Networks, Inc. (the “Company”) reported its financial results for the three month period ended December 31, 2003. The Company issued press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOUNDRY NETWORKS, INC.

Date: January 28, 2004	By: /s/ Timothy D. Heffner Timothy D. Heffner Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

FOUNDRY NETWORKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Foundry Networks, Inc. dated January 28, 2004.